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                   INDIVIDUAL MARKET VALUE ADJUSTED VARIABLE ANNUITY APPLICATION
                                             FIRST FORTIS LIFE INSURANCE COMPANY

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1.  OWNER
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Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

Phone     (        )
          ----------------------------------------------------------------------

SOC. SEC. #    / / / /    / / /    / / / / /

DATE OF BIRTH    / / /  / / /  / / /
               (Month   Day    Year)

Sex: / / Male  / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
          ------------------------------

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2.  CO-OWNER (optional)
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Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

Phone     (        )
          ----------------------------------------------------------------------

SOC. SEC. #    / / / /    / / /    / / / / /

DATE OF BIRTH    / / /  / / /  / / /
               (Month   Day    Year)

Sex: / / Male  / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
          ------------------------------

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3.  ANNUITANT (If other than owner)
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Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

Phone     (        )
          ----------------------------------------------------------------------

SOC. SEC. #    / / / /    / / /    / / / / /

DATE OF BIRTH    / / /  / / /  / / /
               (Month   Day    Year)

Sex: / / Male  / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
          ------------------------------

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4.  ADDITIONAL ANNUITANT (optional)
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Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

Phone     (        )
          ----------------------------------------------------------------------

Soc. Sec. #    / / / /    / / /    / / / / /

Date of birth    / / /  / / /  / / /
               (Month   Day    Year)

Sex: / / Male  / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
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5.  BENEFICIARY
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                                     PRIMARY

Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

                               / / / /    / / /    / / / / /
          -------------------
          Relationship               Social Security # (Optional)


                                   CONTINGENT

Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

                               / / / /    / / /    / / / / /
          -------------------
          Relationship              Social Security # (Optional)

/ /  ADDITIONAL BENEFICIARY INFORMATION ATTACHED.
     Regardless of the beneficiary designation above, if upon the death of an owner there is a surviving owner, the owner will be the beneficiary

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6.  TYPE OF PLAN REQUESTED
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/ /  NON-QUALIFIED

/ /  QUALIFIED (check appropriate box)

     / /  Standard IRA

     / /  IRA Transfer from IRA

     / /  IRA Rollover from IRA

     / /  Direct Rollover
          (IRA Rollover from Employer Plan)

     / /  SEP-IRA (including SARSEP)

     / /  403(b) (TDA, TSA)

     / /  KEY Plan (circle):

          Profit Sharing  Money Purchase

     / /  Other Employer Qualified Plan
          (Employer's name)
                           -----------------------------------------------------

     / /  Other
          (Employer's name)
                           -----------------------------------------------------

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7.  ANNUITIZATION
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The age lifetime income payments begin
                                        ----------------------------------------


                              APPLICATION CONTINUES

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8.  BILLING (Person or entity sending purchase payments for annuity)
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Name
          ----------------------------------------------------------------------
          Last                First               Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                     State               Zip

/ /  Send Bill      / /  Pre-Authorized Check-form attached

Will this be added to an existing retirement plan?

/ / Yes             / /  No      If yes, please list:


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Employer name

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Employer address


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9.  PURCHASE PAYMENT/PAYMENT ALLOCATION
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/ /  Single Purchase Payment $
                              --------------------------------------------------

/ /  Additional Purchase Payments of $        per
                                      -------     -------

PAYMENT ALLOCATION: USE WHOLE %. MUST TOTAL 100%.

SUBACCOUNTS:

AGGRESSIVE GROWTH
     %    MFS Emerging
-----     Growth
     %    Strong Discovery
-----

GROWTH
     %    Alliance Premier
-----     Growth
     %    Montgomery Growth
-----
     %    TCI Growth
-----

INTERNATIONAL STOCK
     %    Alliance
-----     International
     %    Lexington Emerging
-----     Markets
     %    Montgomery
-----     Emerging Markets
     %    Strong International
-----

SPECIALTY
     %    Federated Utility
-----
     %    Lexington Natural
-----     Resources
     %    Van Eck Gold and
-----     Natural Resources

INTERNATIONAL BOND
     %    MFS World
-----     Government
     %    Van Eck Worldwide
-----     Bond

GROWTH & INCOME
     %    Federated American
-----     Leaders

HIGH YIELD BOND
     %    Federated High
-----     Income Bond
     %    MFS High Income
-----

BALANCED
     %    TCI Balanced
-----

CORPORATE BOND
     %    Strong Advantage
-----

GOVERNMENT BOND
     %    Strong Government
-----     Bond

MONEY MARKET
     %    Alliance
-----
     %    FIXED ACCOUNT
-----
     %    Other
-----          ---------------

MVA FIXED ACCOUNT
GUARANTEE PERIODS:

     %    1 Year
-----
     %    2 Year
-----
     %    3 Year
-----
     %    4 Year
-----
     %    5 Year
-----
     %    6 Year
-----
     %    7 Year
-----
     %    8 Year
-----
     %    9 Year
-----
     %    10 Year
-----
100  %    TOTAL INCLUDES
-----     BOTH COLUMNS

(If no allocations are indicated, the total purchase payment will be allocated to the Money Market Subaccount.)

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10.  REPLACEMENT
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Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ /  Yes       / /  No   If yes, list insurance company.

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11.  SPECIAL REQUESTS
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/ /  Check if additional forms are attached.

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12.  SUITABILITY
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(NOTE: Must be completed with each application unless you provide suitability information to your broker/dealer on a different form.)


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Employer

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Business address

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City                          State                    Zip

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Occupation                                                  Age (optional)

Are you associated with or employed by an NASD member?

/ / Yes     / / No


Estimated Annual Income            $ ____________      / /  Declined
(all sources)

Estimated Net Worth                $ ____________      / /  Declined
(exclusive of family residence)

Estimated Tax Bracket                ____________%     / /  Declined

INVESTMENT OBJECTIVES:

/ /  Safety of Principal

/ /  Income (cash generating)

/ /  Growth (long term capital appreciation)

/ /  Diversification

/ /  Other (please specify)
                            ----------------------------------------------------


Jack White & Company Account Number
                                    --------------------------------------------
                                                  (if applicable)


                              APPLICATION CONTINUES
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I HEREBY REPRESENT MY ANSWERS TO THE PREVIOUS QUESTIONS TO BE TRUE TO THE BEST
OF MY KNOWLEDGE. UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SET FORTH ABOVE IS CORRECT. I UNDERSTAND THAT ANNUITY PAYMENTS AND CONTRACT VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE NOT GUARANTEED. RECEIPT OF A PROSPECTUS FOR THE ANNUITY PRODUCT HEREBY APPLIED FOR IS ACKNOWLEDGED.

ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE.

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13.  REGISTERED REPRESENTATIVE STATEMENTS
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Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ /  Yes       / /  No

If yes, please explain and attach the necessary transfer paperwork and replacement form.


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14.  SIGNATURES
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Owner(s)

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Owner(s)

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Annuitant(s)

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Annuitant(s)

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Date

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State in which application is signed


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15.  DEALER/REPRESENTATIVE INFORMATION
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Representative's name (please print)

Jack White & Company
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Name of Broker/Dealer

9191 Towne Centre Drive, San Diego, CA 92122
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Branch Office address

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Representative's signature

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Representative's number

(800) 622-3699
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Representative's phone number

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AUTHORIZED SIGNATURE OF BROKER/DEALER


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16.  MAIL APPLICATION TO:
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                              Jack White & Company
                              Insurance Department
                      9191 Towne Centre Drive, Second Floor
                               San Diego, CA 92122
                                 (800) 622-3699


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           Make check payable to:  First Fortis Life Insurance Company
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                         VALUE - Super Low Costs
                         ADVANTAGE - Tax-Deferred Growth
                         PLUS - Choice of Professionally
                                Managed Portfolios
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                         VARIABLE ANNUITY APPLICATION